Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Destiny Media Technologies Inc. (the “Company”) on Form 10-Q for the quarter ended February 28, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Frederick Vandenberg

Name:	Frederick Vandenberg

Title:	Chief Executive Officer. President
(Principal Executive Officer)

Date:	April 16, 2018

By:	/s/ Sandra Boenisch

Name:	Sandra Boenisch, CPA, CGA

Title:	Chief Financial Officer, Treasurer
(Principal Financial and Accounting
Officer)

Date:	April 16, 2018